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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT  [ ]

FILED BY A PARTY OTHER THAN THE REGISTRANT  [X]

CHECK THE APPROPRIATE BOX:

[ ]   PRELIMINARY PROXY STATEMENT
[ ]   DEFINITIVE PROXY STATEMENT            [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]   DEFINITIVE ADDITIONAL MATERIALS            COMMISSION ONLY (AS PERMITTED)
[X]   SOLICITING MATERIAL PURSUANT TO            BY RULE 14A-6(E)(2)
      RULE 14A-12


                                    ICO, INC.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                           TRAVIS STREET PARTNERS, LLC
--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)



PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  NO FEE REQUIRED.

[ ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

      (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:
            NOT APPLICABLE

      --------------------------------------------------------------------------
      (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION
            COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE
            AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW
            IT WAS DETERMINED): NOT APPLICABLE.

      --------------------------------------------------------------------------


77968.0003

      (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (5)   TOTAL FEE PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS:

[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

      (1)       AMOUNT PREVIOUSLY PAID:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (3)       FILING PARTY:  NOT APPLICABLE.

      --------------------------------------------------------------------------
      (4)       DATE FILED:  NOT APPLICABLE.

      --------------------------------------------------------------------------

Below is the text of today's Yahoo posting

TSP REPLIES TO PACHOLDER LETTER

TSP REPLIES TO PACHOLDER LETTER

Today, February 7, 2001, Travis Street Partners, LLC responded to Dr. Asher "Al"
O. Pacholder's letter dated February 6. Click below to read the text of our response:

(http://www.travisstreetpartners.com/Framepacreply0207.htm)

We additionally reposted and updated some of our prior postings to the ICOC message board on Yahoo. Click below to read the text of these postings, now hosted on our website, which address a variety of questions raised by board participants:

(http://www.travisstreetpartners.com/FrameYahooposts0207.htm)

and also we updated and reposted our FAQs on the TSP website:

(http://www.travisstreetpartners.com/FAQframe.htm>)

As always, we welcome your comments and criticisms, which should be directed by email to

info@travisstreetpartners.com

Respectfully submitted,


TRAVIS STREET PARTNERS, LLC
Tim Gollin, Manager

TRAVIS STREET PARTNERS,  LLC                             910 Travis Street
                                                                Suite 2150
                                                     Houston,  Texas 77002
                                                          fax 713 759 2040
                                                          TEL 713 759 2030
                                              www.travisstreetpartners.com


FOR IMMEDIATE RELEASE

TRAVIS STREET PARTNERS RESPONDS TO PACHOLDER LETTER

Houston, February 7, 2001 - Travis Street Partners, LLC ("TSP"), delivered a letter today to Dr. Asher "Al" O. Pacholder, chairman and CFO of ICO Inc. as follows:


                  [LETTERHEAD OF TRAVIS STREET PARTNERS,  LLC]

                  BY FAX AND BY REGULAR MAIL

                  February 7,  2001

                  Dr. Asher "Al" O. Pacholder
                  Chairman and Chief Financial Officer
                  ICO Inc.
                  11490 Westheimer
                  Suite 1000
                  Houston,  TX 77077

                  Subject: An "ongoing campaign of false information, innuendo, and character assassination"

                  Dear Dr. Pacholder:

                  In your letter yesterday, you allege that we have been engaged in an "ongoing campaign of false information, innuendo, and character assassination".

                  It is our desire to communicate accurately with the investor community.

                  If you know of any specific untrue comment in any of our materials, we would like to know what it is so we can correct it.

                  Very truly yours,


                  TRAVIS STREET PARTNERS,  LLC
                  Timothy J. Gollin,  Manager

TSP was formed by a group of private Houston investors to acquire ICO. TSP has made a proposal to acquire ICO at a base price of $2.85, an 82% premium to ICO's share price prior to the TSP offer and a 185% premium to ICO's December low, plus a potential bonus payment based on the extent that ICO's performance in its fiscal first quarter outstrips its performance in the quarter ended September 30, 2000. Additionally, TSP has initiated a proxy fight to elect three directors to ICO's board. Their primary agenda, if elected, will be to press for a sale of ICO to the highest bidder. TSP has pledged that its directors will instruct the ICO audit committee to review compensation and other benefits received by Company senior management.

Other information about the TSP proposal and proxy contest is available at www.travisstreetpartners.com. Shareholders wishing to provide information about their shareholdings should contact TSP by email at info@travisstreetpartners.com, providing their name, number of shares held, and contact information.


                                    * * * * *

                         CERTAIN ADDITIONAL INFORMATION

The participants in the proposed solicitation of proxies ("TSP Participants") are TSP and the following persons who are, or have funded capital contributions of, members of TSP: Chris N. O'Sullivan, Timothy J. Gollin, Christopher P. Scully, A. John Knapp, James D. Calaway, Charles T. McCord, III, a joint venture between McCord and Calaway, John V. Whiting, Freeman Capital Management LLC, Robert Whiting, Randall Grace, R. Allen Schubert and Stephen F. Martin. In aggregate, the TSP Participants beneficially own 1,158,300 shares of ICO's common stock or 5.11% of such shares outstanding (based on ICO's Annual Report on Form 10-K for the fiscal year ended September 30, 2000). TSP has filed a preliminary proxy statement with the Securities and Exchange Commission (SEC) in connection with a proposed solicitation that the TSP Participants may make with respect to shareholder proxies for the 2001 Annual Meeting of Shareholders of ICO. The Preliminary Proxy Statement contains important information, including additional information about the views and members of TSP as well as the individuals that TSP intends to nominate for election to the ICO Board of Directors. You should read the Preliminary Proxy Statement in its entirety. It can be obtained at no charge on the SEC's web site at http://www.sec.gov or by requesting a copy from MacKenzie Partners, Inc., (212) 929-5500 (call collect) or (800) 322-2885 (toll-free).

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